UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2004

                             NEWPARK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        1-2960                 72-1123385
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

    3850 North Causeway, Suite 1770
         Metairie, Louisiana                                        70002
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (504) 838-8222
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      99.1  Press release issued by Newpark Resources, Inc. on October 20, 2004.

Item 2.02. Results of Operations and Financial Condition.

      On October 20, 2004, Newpark Resources, Inc. issued a press release announcing preliminary results for the three months ended September 30, 2004. The press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NEWPARK RESOURCES, INC.

Dated: October 20, 2004                    By: /s/ Matthew W. Hardey
                                           -------------------------------------
                                           Matthew W. Hardey, Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------               -------------------------------------------
99.1                      Press Release, dated as of October 20, 2004